Subsequent Events	6 Months Ended
Jun. 30, 2015
Subsequent Events
Subsequent Events:
20. Subsequent Events:
On July 31, 2015, the Company reached an agreement with an entity affiliated with George Economou to sell its four Capesize bulkers, Mystic, Capri, Manasota and Alameda, with their current time charters, for an en-bloc sales price of $85,000. In addition, under the same agreement the Company agreed to sell its three Capesize bulkers, Fakarava, Rangiroa and Negonego, along with their current time charters for an en-bloc sales price of $112,000, and the purchaser agrees to assume the current debt of approximately $106,810. This agreement is subject to the approval of the lending bank, which is expected in September 2015.